                                                                   Exhibit 10.8




===============================================================================







                               RYDER FUNDING LP,
                               as Program Lessee,

                                      and

                       RYDER VEHICLE LEASE TRUST 1999-A,
                               as Program Lessor










                -----------------------------------------------






                            PROGRAM OPERATING LEASE

                          Dated as of October 1, 1999





                -----------------------------------------------









===============================================================================

                               TABLE OF CONTENTS


                                                                           Page
                                                                           ----


                                  ARTICLE ONE

                                  DEFINITIONS

Section 1.01. Definitions................................................... 2
Section 1.02. Interpretive Provisions....................................... 4


                                  ARTICLE TWO

                     LEASE OF 99% VEHICLE SUBI CERTIFICATE

Section 2.01. Lease of Vehicle SUBI Certificate............................. 5
Section 2.02. Representations and Warranties of the Program Lessor.......... 5
Section 2.03. Program Lessee's Rights....................................... 6
Section 2.04. Pledge and Grant of Security Interest in 99% 1999-A Lease
                SUBI Certificate............................................ 6



                                 ARTICLE THREE

                            LEASE TERM AND PAYMENTS

Section 3.01. Term. ........................................................ 7
Section 3.02. Payments...................................................... 7
Section 3.03. Form of Payment............................................... 7
Section 3.04. Tax Treatment................................................. 7
Section 3.05. No Rights to Sublease or Renewal.............................. 7


                                  ARTICLE FOUR

                UNCONDITIONAL OBLIGATION; ADDITIONAL COLLATERAL

Section 4.01. Unconditional Obligation...................................... 8
Section 4.02. Assignment and Pledge of Certain Other Assets................. 9


                                  ARTICLE FIVE

                         LIENS; LOCATION AND INSPECTION

Section 5.01. Liens........................................................ 10
Section 5.02. Change of Location........................................... 10
Section 5.03. Inspection and Information................................... 10

                                                                           Page
                                                                           ----

                                  ARTICLE SIX

                                 LEASE DEFAULTS

Section 6.01. Lease Defaults............................................... 11


                                 ARTICLE SEVEN

                                    REMEDIES

Section 7.01. Remedies..................................................... 12
Section 7.02. No Release................................................... 13
Section 7.03. Remedies Cumulative.......................................... 13
Section 7.04. Exercise of Other Rights or Remedies......................... 13


                                 ARTICLE EIGHT

                     ASSIGNMENT OF PROGRAM OPERATING LEASE

Section 8.01. Assignment of Program Operating Lease by Program Lessor...... 14


                                  ARTICLE NINE

                                 MISCELLANEOUS

Section 9.01. Notices...................................................... 15
Section 9.02. Distribution of Vehicle SUBI Assets.......................... 15
Section 9.03. Successors and Assigns....................................... 15
Section 9.04. Right to Perform for Program Lessee.......................... 15
Section 9.05. Amendments................................................... 15
Section 9.06. No Petition.................................................. 16
Section 9.07. Survival..................................................... 16
Section 9.08. Severability................................................. 16
Section 9.09. Original..................................................... 16
Section 9.10. Single Transaction........................................... 17
Section 9.11. Table of Contents and Headings............................... 17
Section 9.12. Governing Law................................................ 17
Section 9.13. Counterparts................................................. 17
Section 9.14. Limitation of Liability of Owner Trustee..................... 17
Signatures................................................................. 18

                          PROGRAM OPERATING LEASE

         This Program Operating Lease, dated as of October 1, 1999, is between Ryder Vehicle Lease Trust 1999-A, a Delaware business trust (the "Issuer"), as lessor (in such capacity, the "Program Lessor"), and Ryder Funding LP, a Delaware limited partnership, as lessee (the "Program Lessee").

                                    RECITALS

         WHEREAS, Ryder Truck Rental I LP and Ryder Truck Rental II LP, as Grantors and UTI Beneficiaries, Ryder Truck Rental, Inc., as administrative agent, RTRT, Inc., as trustee, Delaware Trust Capital Management, Inc., as Delaware trustee, and U.S. Bank National Association ("U.S. Bank"), as trust agent, have entered into that certain second amended and restated trust agreement, dated as of February 1, 1998 (the "Origination Trust Agreement"), pursuant to which Ryder Truck Rental LT, a Delaware business trust (the "Origination Trust") was created to, among other things, take assignments and conveyances of, and hold in trust and deal in various Trust Assets (as such term is defined in the Origination Trust Agreement);

         WHEREAS, in connection with the 1999-A Supplement to the Origination Trust Agreement, dated as of October 1, 1999 (the "1999-A SUBI Supplement", and, together with the Origination Trust Agreement, the "SUBI Trust Agreement"), two special units of beneficial interest (each a "1999-A SUBI" and, collectively, the "1999-A SUBIs") will be created;

         WHEREAS, in connection with the 1999-A SUBI Supplement, a separate portfolio of leases and certain related assets of the Origination Trust (the "1999-A Leases") will be allocated to one 1999-A SUBI (the "1999-A Lease SUBI"), and the vehicles that are leased under the 1999-A Leases and certain other related assets of the Origination Trust (the "1999-A Vehicles") will be allocated to the other 1999-A SUBI (the "1999-A Vehicle SUBI");

         WHEREAS, the Origination Trust has issued to Ryder Truck Rental I LP ("RTR I LP") and Ryder Truck Rental II LP ("RTR II LP" and, together with RTR I LP, the "UTI Beneficiaries") certificates respectively representing 99% and 1% interests in each 1999-A SUBI;

         WHEREAS, the certificates representing the 99% interest in the 1999-A Vehicle SUBI (the "99% 1999-A Vehicle SUBI Certificate") and the 99% interest in the 1999-A Lease SUBI (the "99% 1999-A Lease SUBI Certificate", and together with the 99% 1999-A Vehicle SUBI Certificate, the "99% 1999-A SUBI Certificates") evidence beneficial interests in the 1999-A SUBI Assets, including the right to receive 99% of certain payments relating to the 1999-A SUBI Assets;

         WHEREAS, pursuant to that certain transfer agreement, dated as of October 1, 1999 (the "SUBI Certificate Transfer Agreement"), between RTR I LP, as transferor, and the Program Lessee, as transferee, RTR I LP transferred the 99% 1999-A Vehicle SUBI Certificate and the 99% 1999-A Lease SUBI Certificate to the Program Lessee;

         WHEREAS, the Issuer was formed pursuant to that certain trust agreement, dated as of June 21, 1999, as amended and restated as of October 1, 1999 (the "Trust Agreement"), between the Program Lessee and Chase Manhattan Bank Delaware, as trustee (the "Owner Trustee");

         WHEREAS, pursuant to that certain transfer agreement, dated as of October 1, 1999 (the "Issuer SUBI Certificate Transfer Agreement"), between the Program Lessee, as transferor (the "Transferor"), and the Issuer, the Program Lessee transferred the 99% 1999-A Vehicle SUBI Certificate to the Issuer;

         WHEREAS, pursuant to that certain indenture, dated as of ________, 1999 (the "Indenture"), between the Indenture Trustee and the Program Lessor, the Program Lessor has granted a security interest in the 99% 1999-A Vehicle SUBI Certificate to U.S. Bank, as trustee (in such capacity, the "Indenture Trustee");

         WHEREAS, the Program Lessee desires to obtain from the Program Lessor certain rights in and relating to the 1999-A Vehicles evidenced by the 99% 1999-A Vehicle SUBI Certificate, including all rights to payments on or in respect of the 99% 1999-A SUBI Certificates during the term hereof, and the Program Lessor is willing to grant to the Program Lessee such rights for the period specified herein on the terms and conditions set forth herein; and

         WHEREAS, the Program Lessee, as pledgor, has agreed to pledge the 99% 1999-A Lease SUBI Certificate to the Program Lessor pursuant to this Agreement to secure the performance of its obligations as Program Lessee hereunder;

         NOW, THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                  ARTICLE ONE

                                  DEFINITIONS

         Section 1.01. Definitions. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Trust Agreement, the Indenture, the SUBI Trust Agreement or the Administration Agreement, as the case may be. Whenever used in this Agreement, unless the context otherwise requires, the following words and phrases shall have the following meanings:

         "Administration Agreement" means the Basic Administration Agreement as supplemented by the Administration Supplement, as amended or supplemented from time to time.

         "Administration Supplement" means that certain 1999-A Supplement to the Basic Administration Agreement, dated as of October 1, 1999, among the parties to the Administration Agreement.

         "Agreement" means this Program Operating Lease, as amended or supplemented from time to time.

         "Basic Administration Agreement" means that certain administration agreement, dated as of February 1, 1998, among the UTI Beneficiaries, the Administrative Agent, the Maintenance Provider and the Origination Trustee.

         "Indenture" has the meaning set forth in the Recitals.

         "Lease Default" has the meaning set forth in Section 6.01.

         "Lease Default Notice" has the meaning set forth in Section 7.01.

         "Lease Payment" means the payment made by the Program Lessee on each Deposit Date, in an amount equal to the payments made on or in respect of the 1999-A Leases and 1999-A Vehicles during the related Collection Period as comprise (i) the Financial Component of the Fixed Charge received from the related Lessees as part of the Total Monthly Payment and (ii) Termination Value Payments made by Lessees following the exercise of the Annual Termination Option.

         "1999-A Leases" has the meaning set forth in the Recitals.

         "1999-A Lease SUBI" has the meaning set forth in the Recitals.

         "1999-A Lease SUBI Pledge" has the meaning set forth in Section
2.01(b).

         "1999-A SUBI" and "1999-A SUBIs" have the meanings set forth in the Recitals.

         "1999-A SUBI Assets" means the 1999-A Vehicles and the 1999-A Leases.

         "1999-A Vehicles" has the meaning set forth in the Recitals.

         "1999-A Vehicle SUBI" has the meaning set forth in the Recitals.

         "99% 1999-A Lease SUBI Certificate" has the meaning set forth in the Recitals.

         "99% 1999-A SUBI Certificates" has the meaning set forth in the Recitals.

         "99% 1999-A Vehicle SUBI Certificate" has the meaning set forth in the Recitals.

         "Lease Term" means the term of this Agreement.

         "Leased Assets" has the meaning set forth in Section 2.01(a).

         "Permitted Liens" means the respective rights and interests of the Program Lessor and the Indenture Trustee in and to the 99% 1999-A SUBI Certificates and this Agreement pursuant to the Basic Documents, including the rights of any permitted assignee of the Program Lessor or the Indenture Trustee.

         "SUBI Trust Agreement" has the meaning set forth in the Recitals.

         "Termination Date" means the date of the termination of this Agreement, which shall be 60 days after the latest Maturity Date of any 1999-A Lease as of the Cutoff Date.

         "Trust Agreement" has the meaning set forth in the Recitals.



         Section 1.02. Interpretive Provisions.

         (a) For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (i) terms used herein include, as appropriate, all genders and the plural as well as the singular,
(ii) references to words such as "herein", "hereof" and the like shall refer to this Agreement as a whole and not to any particular part, article or section within this Agreement, (iii) references to a section such as "Section 1.01" and the like shall refer to the applicable section of this Agreement, (iv) the term "include" and all variations thereof shall mean "include without limitation" and (v) the term "or" shall include "and/or".

         (b) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

                                  ARTICLE TWO


                     LEASE OF 99% VEHICLE SUBI CERTIFICATE

         Section 2.01. Lease of Vehicle SUBI Certificate.

         (a) Subject to the terms and conditions hereof, the Program Lessor hereby agrees to lease to the Program Lessee, and the Program Lessee hereby agrees to lease from the Program Lessor, for the Lease Term, the Program Lessor's 99% undivided beneficial interest in the 1999-A Vehicles and the 99% 1999-A Vehicle SUBI Certificate representing that interest, including the right to receive all payments made on or in respect of the 1999-A Vehicles and the 99% 1999-A Vehicle SUBI Certificate and all proceeds thereof during the Lease Term (collectively, the "Leased Assets"). Notwithstanding the foregoing, this Agreement is subject to the security interest herein granted pursuant to the Indenture by the Program Lessor to the Indenture Trustee.

         (b) The 99% 1999-A Vehicle SUBI Certificate shall be delivered to the Program Lessor in connection with the execution of the Issuer SUBI Certificate Transfer Agreement. The 99% 1999-A Lease SUBI Certificate shall be pledged and delivered to the Program Lessor pursuant to Section 2.04 hereof (the "1999-A Lease SUBI Pledge"). Possession of the 99% 1999-A SUBI Certificates shall then immediately be delivered to the Indenture Trustee. Thereafter, until the Lien of the Indenture is released, the Indenture Trustee will maintain physical possession of the 99% 1999-A SUBI Certificates for the benefit of the Senior Noteholders; provided, that the Program Lessee shall continue to have all rights with respect to the 99% 1999-A Vehicle SUBI Certificate set forth in this Agreement and, subject to the lien of the 1999-A Lease SUBI Pledge and the Indenture, all rights with respect to the 99% 1999-A Lease SUBI Certificate. To the extent the Program Lessee has physical possession of the 99% 1999-A Vehicle SUBI Certificate, the Program Lessee shall at the end of the Lease Term deliver the 99% 1999-A Vehicle SUBI Certificate to the Program Lessor. Upon such delivery, the Program Lessee shall be deemed to transfer, assign, set over and otherwise convey to the Program Lessor, without recourse, representation or warranty, all right, title and interest of the Program Lessee in and to the Leased Assets, including the 99% 1999-A Vehicle SUBI Certificate, all monies due or to become due with respect thereto after the date of such delivery and all proceeds thereof. Such delivery shall satisfy the Program Lessee's obligations pursuant to this Agreement.

         (c) At the time of the return of the Leased Assets by the Program Lessee to the Program Lessor, the 99% 1999-A Vehicle SUBI Certificate shall, at the cost and expense of the Program Lessee, be free and clear of all Liens, other than Permitted Liens.

         Section 2.02. Representations, Warranties and Covenants of Program Lessor. As of the date hereof, the Program Lessor hereby represents and warrants to the Program Lessee that (i) immediately prior to the lease of the Leased Assets to the Program Lessee, it had good title to and was the sole legal and beneficial owner of the 99% 1999-A Vehicle SUBI Certificate and it's interest in the Leased Assets was free and clear of Liens other than Permitted Liens and (ii) during the Lease Term, so long as no Lease Default shall have occurred and be continuing, the Program Lessee's receipt and quiet enjoyment of the benefits of the payments on or in respect of the 99% 1999-A SUBI Certificates (subject to the 1999-A Lease SUBI Pledge and the Lien of the Indenture) shall not be interrupted or disturbed by the Program Lessor or any Person claiming by, through or under the Program Lessor.

         Section 2.03. Program Lessee's Rights. So long as no Lease Default shall have occurred and be continuing, in exchange for the payment of the Lease Payments, the Program Lessee shall enjoy all of the rights to the Leased Assets and, except as otherwise provided in the Basic Documents, shall have the exclusive claim (subject to the Lien of the Indenture) to receive all distributions and proceeds with respect to the Leased Assets, including the 99% 1999-A Vehicle SUBI Certificate. Such Lease Payments shall be applied by the Program Lessor to make any payment required to be made by the Program Lessor under the Basic Documents. For purposes of the SUBI Trust Agreement, the parties hereto and each of their respective permitted assigns shall each be deemed a Holder, but the Program Lessee and its permitted assigns shall indemnify the Program Lessor against any Liabilities pursuant to Section 3.07 of the SUBI Trust Agreement. Upon the occurrence and during the continuance of a Lease Default, the Program Lessee shall no longer have any right to vote or direct actions with respect to any of the Basic Documents.

         Section 2.04. Pledge and Grant of Security Interest in 99% 1999-A Lease SUBI Certificate. In order to secure payment by the Program Lessee of the Lease Payments required pursuant to Section 3.02, the Program Lessee hereby pledges and assigns to the Program Lessor and grants to the Program Lessor a security interest in, all of Program Lessee's right, title and interest in and to the 99% 1999-A Lease SUBI Certificate, together with all rights appurtenant thereto and proceeds thereof.

                                 ARTICLE THREE

                            LEASE TERM AND PAYMENTS

         Section 3.01. Term. The Lease Term shall begin as of the Closing Date and shall end on the Termination Date. Notwithstanding the foregoing, this Agreement shall expire with respect to each 1999-A Lease and the related 1999-A Vehicle on the earliest to occur of (i) the related Maturity Date, (ii) the effective date of the exercise by the Administrative Agent or the related Lessee of the Annual Termination Option, (iii) the date of the Administrative Agent's termination of such 1999-A Lease pursuant to a Special Event Purchase,
(iv) the date on which such 1999-A Lease becomes a Default Termination Lease,
(v) the date on which such 1999-A Lease becomes a Casualty Termination Lease or
(vi) the date on which the Administrative Agent is required to purchase such 1999-A Vehicle pursuant to Section 11.03(b)(ii), 11.03(b)(iii) or 11.03(c) of the Administration Supplement.

         Section 3.02. Payments.

         (a) During the Lease Term, (i) the Program Lessee shall pay the Lease Payment due on each Deposit Date to the Program Lessor and (ii) on any Deposit Date, a Lease Payment shall be deemed to have been made by the Program Lessee to the extent an amount equal to such Lease Payment has been deposited in the SUBI Collection Account during the related Collection Period by the Administrative Agent with respect of the 1999-A Leases and 1999-A Vehicles as comprise (A) the Financial Component of the Fixed Charge received from the related Lessees as part of the Total Monthly Payment and (B) Termination Value Payments made by Lessees following the exercise of the Annual Termination Option.

         (b) Only rights to the Financial Component portion of the Fixed Charge with respect to each 1999-A Lease shall be available to the Program Lessee to make payments in respect of this Agreement. Payments in respect of the Maintenance Component of Total Monthly Payments will be retained by or otherwise paid to the Maintenance Provider as compensation for acting as Maintenance Provider with respect to the 1999-A Vehicles, and will not be available to make Lease Payments or to pay any other amounts payable by the Program Lessee under this Agreement.

         Section 3.03. Form of Payment. All payments due under this Agreement shall be made to the Program Lessor, or to the Indenture Trustee in lieu of the Program Lessor, in immediately available funds prior to 5:00 p.m., New York City time, on the applicable Deposit Date.

         Section 3.04. Tax Treatment. For federal and State income and franchise tax purposes, the parties hereto agree (i) to treat the 99% 1999-A SUBI Certificates as being owned by the Program Lessee and (ii) that the Program Lessee is intended to be the owner of the 99% 1999-A SUBI Certificates.

         Section 3.05. No Rights to Sublease or Renewal. Except as set forth in
Section 8.01, the Program Lessee shall not assign, pledge, sell, transfer, sublease or otherwise dispose of its interest in the 99% 1999-A Vehicle SUBI Certificate at any time. Except as provided pursuant to the Basic Documents, the Program Lessee shall not transfer possession or relinquish control of the 99% 1999-A Vehicle SUBI Certificate. The Program Lessee may not renew the Lease Term.

                                 ARTICLE FOUR

                UNCONDITIONAL OBLIGATION; ADDITIONAL COLLATERAL

         Section 4.01. Unconditional Obligation. The Program Lessee hereby acknowledges and agrees that its obligation to make Lease Payments due hereunder, and the rights of the Program Lessor in and to such Lease Payments, shall be absolute and unconditional and shall not be affected by any circumstance of any character, including:

              (a) any set-off, abatement, counterclaim, suspension, recoupment, reduction, defense or other right or claim that the Program Lessee may have against the Program Lessor, the Origination Trustee, Indenture Trustee, any Securityholder or any other Person for any reason whatsoever;

              (b) the breach or failure of any warranty or representation made in, or the failure to perform or comply with any of the terms of, this Agreement by the Program Lessor, the Origination Trustee, the Indenture Trustee, any Securityholder or any other Person;

              (c) any amendment or other change of, or any assignment of rights under, this Agreement or any other Basic Document, or any waiver, action or inaction under or in respect of this Agreement, or any exercise or non-exercise of any right or remedy under this Agreement, including the exercise of any foreclosure or other remedy under the Indenture, this Agreement or the sale of any 99% 1999-A SUBI Certificates or any part thereof or interest therein;

              (d) any insolvency, bankruptcy or similar law affecting creditors' rights generally;

              (e) any claims as a result of any other business dealings by the Program Lessor, the Program Lessee or their respective Affiliates or the Indenture Trustee or the Origination Trustee;

              (f) any defect in or any Lien on the title to any 99% 1999-A SUBI Certificates or any part thereof;

              (g) any change, waiver, extension, indulgence or other act or omission in respect of any obligation or liability of the Program Lessor or the Program Lessee;

              (h) any alleged failure on the part of the Program Lessor to perform or comply with any of the terms of any other Basic Document;

              (i) any invalidity or unenforceability or disaffirmance of this Agreement or any provision hereof or any of the other Basic Documents;

              (j) any assignment, novation, merger, consolidation, sale or transfer of assets, leasing or other similar transaction of or affecting the Program Lessee or the Program Lessor, whether with or without the approval of the Indenture Trustee, except as expressly provided in this Agreement; or

              (k) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

         Each Lease Payment made by the Program Lessee hereunder shall be final and, absent manifest error, the Program Lessee shall not seek to have any right to recover all or any part of such payment from the Program Lessor for any reason whatsoever. Notwithstanding the foregoing, in the event any Lessee under a 1999-A Lease continues to make Monthly Payments after this Agreement has expired with respect to the related 1999-A Vehicle pursuant to Section 3.01, the Program Lessor shall credit such amounts against subsequent Lease Payments due. The Program Lessee hereby waives, to the extent permitted by applicable law, any and all rights it may now have or that at any time hereafter may be conferred upon it, by statute or otherwise, to terminate, cancel, quit or surrender this Agreement except in accordance with the express terms hereof.

         Section 4.02. Assignment and Pledge of Certain Other Assets. The Program Lessee acknowledges that its interest in the Leased Assets and the related accounts under this Agreement is subject to the prior pledge by the Program Lessor to the Indenture Trustee under the Indenture. The Program Lessee hereby pledges and assigns and grants a security interest to the Issuer in any and all of its right, title and interest in the 99% 1999-A SUBI Certificates to secure its obligations under this Agreement.

                                 ARTICLE FIVE

                         LIENS; LOCATION AND INSPECTION

         Section 5.01. Liens. The Program Lessee shall not directly or indirectly create, assume or suffer to exist any Lien on or with respect to the Leased Assets, any title thereto or any interest therein (including any rights to payment), other than Permitted Liens. The Program Lessee shall promptly, at its own expense, take such action as may be necessary to duly discharge any such Lien (other than Permitted Liens).

         Section 5.02. Change of Location. If, following the payment in full of the Senior Notes and the release of the Lien of the Indenture, the Program Lessee shall have obtained possession of the 99% 1999-A Vehicle SUBI Certificate, then the Program Lessee shall provide the Program Lessor with written notice of its intention to relocate the 99% 1999-A Vehicle SUBI Certificate in accordance with the terms hereof at least one month prior to the date such relocation is commenced. Notwithstanding the foregoing, no relocation of the 99% 1999-A Vehicle SUBI Certificate by the Program Lessee shall be commenced or made if a Lease Default shall have occurred and be continuing.

         Section 5.03. Inspection and Information. At reasonable intervals during the Lease Term and at any time at which a Lease Default has occurred and is continuing, the Program Lessor and its representatives shall have the right, but not the duty, to inspect the 99% 1999-A Vehicle SUBI Certificate and all records relating thereto, including all records relating to the receipt or distribution of funds with respect to the 99% 1999-A Vehicle SUBI Certificate.

                                  ARTICLE SIX

                                 LEASE DEFAULTS

         Section 6.01. Lease Defaults. Any of the following acts or occurrences shall constitute a default hereunder (each, a "Lease Default"):

              (a) on any Deposit Date, the Program Lessee shall fail to make, or cause to be made, to the Program Lessor, or the Indenture Trustee or Origination Trustee, as the case may be, in lieu of the Program Lessor, the Lease Payment due on such Deposit Date, and such default shall continue for a period of 15 days or more after written notice thereof shall have been given to the Program Lessee by the Program Lessor;

              (b) the Program Lessee shall breach a material representation or warranty, or fail to perform any covenant contained in Articles Two or Five;

              (c) the Program Lessee shall default in the due performance and observance of any of its covenants or agreements in this Agreement, which default materially and adversely affects the rights of the Program Lessor or its interest in the 99% 1999-A Vehicle SUBI Certificate or the 99% 1999-A Lease SUBI Certificate, and such default shall continue for a period of 30 days after written notice thereof shall have been given to the Program Lessee by the Program Lessor;

              (d) any representation, warranty or statement of the Program Lessee made in this Agreement or any other Basic Document, or any certificate, report or other writing delivered pursuant to this Agreement or an Administration Supplement shall prove to have been incorrect when made, which has a material adverse effect on the Program Lessor or its interest in the 99% 1999-A Vehicle SUBI Certificate or the 99% 1999-A Lease SUBI Certificate and such material adverse effect shall continue for a period of 30 days after written notice thereof shall have been given to the Program Lessee by the Program Lessor or by the Indenture Trustee;

              (e) (i) the existence of any proceeding or action involving, or the entry of a decree or order for relief by a court or regulatory authority having jurisdiction over the Program Lessee in, an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Program Lessee or of any substantial part of its property, or the ordering of the winding up or the liquidation of the affairs of the Program Lessee and the continuance of any such action, proceeding, decree or order unstayed and, in the case of any such order or decree, in effect for a period of 60 consecutive days or (ii) the commencement by the Program Lessee of a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, or the consent by the Program Lessee to the appointment of or taking of possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Program Lessee or of any substantial part of its property or the making by the Program Lessee of an assignment for the benefit of creditors or the failure by the Program Lessee generally to pay its debts as such debts become due or the taking of action by the Program Lessee in furtherance of any of the foregoing; or

              (f) there shall occur an Indenture Default.

                                 ARTICLE SEVEN

                                    REMEDIES

         Section 7.01. Remedies. Upon the occurrence and during the continuance of a Lease Default, the Program Lessor (or, if the Lien of the Indenture is outstanding, the Indenture Trustee as assignee of the Issuer) may, with respect to any Lease Default described in Section 6.01(a), (b), (c), (d) and (f), at its option, declare this Agreement to be in default by written notice to such effect given to the Program Lessee (a "Lease Default Notice"), and upon the occurrence of a Lease Default described in Section 6.01(e), this Agreement shall automatically be in default, and at any time thereafter the Program Lessor may, to the extent permitted by law, exercise one or more of the following remedies as the Program Lessor in its sole discretion shall elect:

              (a) by notice to the Program Lessee, rescind or terminate this Agreement;

              (b) demand, if the Program Lessee has possession of the 99% 1999-A Vehicle SUBI Certificate (or the 99% 1999-A Lease SUBI Certificate) that the Program Lessee, and the Program Lessee shall upon such demand, redeliver the 99% 1999-A Vehicle SUBI Certificate (or the 99% 1999-A Lease SUBI Certificate) to the Program Lessor;

              (c) subject to the terms of the Trust Agreement and the Indenture, sell (which action may be taken by the Indenture Trustee, subject to Section 5.04(a) of the Indenture) the 99% 1999-A Vehicle SUBI Certificate or the 99% 1999-A Lease SUBI Certificate at public or private sale, as the Program Lessor may determine, in its sole discretion free and clear of any rights of the Program Lessee in the 99% 1999-A Vehicle SUBI Certificate or the 99% 1999-A Lease SUBI Certificate and without any duty to account to the Program Lessee with respect to such action or inaction or any proceeds with respect thereto; provided, that the Program Lessee shall be entitled to receive any proceeds of such sale remaining after payment in full of the expenses of such sale and any expenses of the Program Lessee, the Program Lessor, the Indenture Trustee or the Origination Trustee that have not been otherwise paid; or

              (d) whether or not the Program Lessor shall have exercised or shall thereafter at any time exercise its rights under Section 7.01(b), demand, by written notice to the Program Lessee, that the Program Lessee, and the Program Lessee shall upon such demand, pay to the Program Lessor, or, if the Lien of the Indenture is outstanding, the Indenture Trustee as assignee of the Issuer, on the Payment Date next succeeding such notice, any unpaid Lease Payments due through such Payment Date; provided, however, that the Program Lessor may exercise the remedy set forth in this paragraph only in the event the Senior Notes have been declared immediately due and payable pursuant to Section 5.02 of the Indenture, and such declaration has not been rescinded or annulled.

         Upon any termination of this Agreement, the Program Lessor shall directly receive all distributions with respect to, or shall have the right to sell, the 99% 1999-A Vehicle SUBI Certificate or the 99% 1999-A Lease SUBI Certificate and to apply the funds received in respect thereof to pay interest on and principal of the Securities, subject to the provisions of the other Basic Documents.

         If the maturity of the Senior Notes has been accelerated following a Lease Default, the Indenture Trustee, as assignee of the Issuer, shall be entitled to demand that the Program Lessee pay all previously due but as yet unpaid Lease Payments plus, as liquidated damages, an amount equal to the sum of (i) any interest due and unpaid on the Securities, (ii) the unpaid principal balance of the Securities and (iii) any other amounts payable by the Program Lessee under the Basic Documents. Upon payment of such amounts, the Program Lessee shall be entitled to receive the 99% 1999-A Vehicle SUBI Certificate and the release of the pledged 99% 1999-A Lease SUBI Certificate.

         Section 7.02. No Release. No (i) rescission or termination of this Agreement in whole or in part, (ii) repossession of the 99% 1999-A Vehicle SUBI Certificate or foreclosure of the lien on the 99% 1999-A Lease SUBI Certificate or (iii) exercise of any remedy under Section 7.01 shall, except as specifically provided therein, relieve the Program Lessee of any of its liabilities or obligations hereunder. In addition, the Program Lessee shall be liable, except as otherwise provided herein, for any and all unpaid Lease Payments, if any, due hereunder before, after or during the exercise of the foregoing remedies, including all reasonable legal fees and other costs and expenses incurred by the Program Lessor.

         Section 7.03. Remedies Cumulative. No remedy under Section 7.01 is intended to be exclusive, but each shall, to the fullest extent permitted by, but subject to any mandatory requirements of, any applicable law or government regulation, be cumulative and in addition to any other remedy provided under
Section 7.01 or otherwise available to the Program Lessor at law or in equity. No express or implied waiver by the Program Lessor of any Lease Default shall in any way be, or be construed to be, a waiver of any future or subsequent Lease Default. The failure or delay of the Program Lessor in exercising any rights granted to it hereunder or under any other Basic Document upon any occurrence of any of the contingencies set forth herein shall not constitute a waiver of any such right upon the continuation or recurrence of any such contingency or similar contingency, and any single or partial exercise of any particular right by the Program Lessor shall not exhaust the same or constitute a waiver of any other right provided herein.

         Section 7.04. Exercise of Other Rights or Remedies. In addition to all other rights and remedies provided in this Article, the Program Lessor may exercise any other rights or remedies that may be available to it under applicable law or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof.

                                 ARTICLE EIGHT

                     ASSIGNMENT OF PROGRAM OPERATING LEASE

         Section 8.01. Assignment of Program Operating Lease by Program Lessor.

         (a) The Program Lessee hereby acknowledges, and consents in all respects to, the assignment of the interest of the Program Lessor in this Agreement by the Program Lessor to the Indenture Trustee under and pursuant to the Indenture, and agrees:

              (i) to make each Lease Payment due or to become due hereunder directly to the Indenture Trustee or Origination Trustee, as the case may be, to the account specified by the Indenture Trustee, so long as any Securities shall be outstanding and unpaid; and

              (ii) not to seek to recover any payment (other than a payment made in error) made to the Indenture Trustee or Origination Trustee, as the case may be, in accordance with the Indenture once such payment is made.

         (b) The Program Lessee hereby consents to and acknowledges the retention of possession by the Indenture Trustee of the 99% 1999-A SUBI Certificates until such time as the Senior Notes are paid in full and the Lien of the Indenture is released.

                                 ARTICLE NINE

                                 MISCELLANEOUS

         Section 9.01. Notices. All demands, notices and communications hereunder shall be in writing and shall be delivered or mailed by registered or certified first-class United States mail, postage prepaid, hand delivery, prepaid courier service or by telecopier, and addressed in each case as follows: (i) if to the Program Lessor, c/o Chase Manhattan Bank Delaware, at 1201 Market Street, Wilmington, Delaware 19801 (telecopier no. (302) 984-4903),
Attention: Corporate Trust Department; (ii) if to the Program Lessee, at 3600 N.W. 82nd Avenue, Miami, Florida 33166 (telecopier no. (305) 500-3726),
Attention: Treasurer; or (iii) at such other address as shall be designated by any of the foregoing in a written notice to the other parties hereto. Delivery shall occur only upon receipt or reported tender of such communication by an officer of the recipient entitled to receive such notices located at the address of such recipient for notices hereunder. All demands, notices and communications hereunder shall, so long as the 99% 1999-A Vehicle SUBI Certificate or the 99% 1999-A Lease SUBI Certificate is subject to the Lien of the Indenture, be given to the Indenture Trustee as well as to the appropriate party hereunder.

         Section 9.02. Distribution of Vehicle SUBI Assets. The Program Lessor and Program Lessee agree that each shall be a Holder of the 99% 1999-A Vehicle SUBI Certificate and the 99% 1999-A Lease SUBI Certificate for purposes of the SUBI Trust Agreement and that, for so long as this Agreement is in effect, each shall exercise their joint rights provided for in the SUBI Trust Agreement only with the consent of the other.

         Section 9.03. Successors and Assigns. Neither the Program Lessor nor the Program Lessee may assign its interest in this Agreement except as permitted by Section 8.01. This Agreement, including all agreements, covenants, representations and warranties, shall be binding upon and inure to the benefit of the Program Lessor and its successors and permitted assigns and the Program Lessee and its successors and permitted assigns.

         Section 9.04. Right to Perform for Program Lessee. If the Program Lessee shall fail to make any Lease Payment required to be made hereunder, or shall fail to perform or comply with any of its other agreements contained herein or in any other Basic Document or any other agreement entered into in connection therewith, the Program Lessor may, but shall not be obligated to, make such payment or perform or comply with such agreement, and the amount of such payment and the amount of all costs and expenses (including, without limitation, reasonable attorneys' and other professionals' fees and expenses) of the Program Lessor incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon, at the Class A-4 Interest Rate, shall be due and payable by the Program Lessee upon demand.

         Section 9.05. Amendments. This Agreement may be amended without the consent of the Securityholders; provided, however, (i) that such amendment may not, as evidenced by an Opinion of Counsel, materially adversely affect the interests of the Senior Noteholders or the Trust Certificateholders (unless 100% of the Senior Noteholders and the Trust Certificateholders materially adversely affected consent thereto), (ii) subject to the satisfaction of the Rating Agency Condition and (iii) an Opinion of Counsel is delivered to the effect that after such amendment (a) the Origination Trust will not be classified as an association (or a publicly traded partnership) taxable as a corporation for federal income tax purposes and (b) the Trust Certificates will properly be characterized as indebtedness that is secured by the assets of the Origination Trust. Notwithstanding the foregoing, this Agreement may be amended at any time by the parties hereto to the extent reasonably necessary to ensure that none of the Origination Trust, the Issuer or the Program Lessee will be classified as an association (or a publicly traded partnership) taxable as a corporation for federal income tax purposes.

         Section 9.06. No Petition. Each of the parties hereto covenant and agree that they will not institute, or join in instituting, any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceeding, or other Proceeding under federal or State bankruptcy or similar laws for a period of one year and a day after:

              (a) payment in full of all amounts due to each Holder in respect of the UTI, the 1999-A SUBIs or any Other SUBI, against any UTI Beneficiary (or any general partner of any UTI Beneficiary which is a partnership or any member of a UTI Beneficiary which is a limited liability company), the Origination Trust and the Origination Trustee, without the consent of 100% of the Holders of the 1999-A SUBIs and any Other SUBIs (excluding the UTI Beneficiaries, the Transferor or any of their respective Affiliates); and

              (b) payment in full of the Offered Securities, against the Transferor or the Issuer; provided, however, that 100% of the Senior Noteholders, or, if no Senior Notes are then outstanding, the Subordinated Noteholder and if no Subordinated Notes are then outstanding, 100% of the Trust Certificateholders (in each case excluding the Transferor and any of its Affiliates) may at any time institute or join in instituting any bankruptcy, reorganization, insolvency or liquidation proceeding against the Transferor or the Issuer.

         Section 9.07. Survival. All agreements, indemnities, representations and warranties contained in this Agreement and the other Basic Documents or any agreement, document or certificate delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery of this Agreement and the expiration or other termination thereof.

         Section 9.08. Severability. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement, and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

         Section 9.09. Original. The single executed original of this Agreement marked "Original" and containing the receipt of the Indenture Trustee thereon shall be the "Original" of this Agreement. To the extent this Agreement constitutes "chattel paper" as such term is defined in the UCC as in effect in any applicable jurisdiction, no security interest in this Agreement may be created through the transfer or possession of any counterpart other than the "Original".

         Section 9.10. Single Transaction. The parties hereto acknowledge and agree that the Basic Documents and any other agreements of the Program Lessee entered into by the Program Lessee in connection with the transactions contemplated by the Basic Documents are intended to be construed and treated for all purposes as integral and constitutive elements of a single transaction that cannot be separately assigned, assumed or rejected under the United States bankruptcy code (Title 11 of the United States Code) or any other applicable bankruptcy, insolvency or receivership laws.

         Section 9.11. Table of Contents and Headings. The Table of Contents and Article and Section headings herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         Section 9.12. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to any otherwise applicable principles of conflicts of laws (other than Section 5-1401 of the New York General Obligations Law).

         Section 9.13. Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed and delivered shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

         Section 9.14. Limitation of Liability of Owner Trustee. Notwithstanding anything contained herein to the contrary, this instrument has been executed by Chase Manhattan Bank Delaware not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Chase Manhattan Bank Delaware in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles Six, Seven and Ten of the Trust Agreement. Notwithstanding anything herein to the contrary, Section 2.07 of the Trust Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Program Operating Lease to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                                RYDER FUNDING LP,
                                     as Program Lessee

                                By:  RYDER TRUCK RENTAL III LLC,
                                         as General Partner

                                By:  RTR LEASING II, INC.,
                                         as Manager




                                By:
                                   -------------------------------------------
                                     Name:
                                     Title:



                                RYDER VEHICLE LEASE TRUST 1999-A,
                                    as Program Lessor

                                By:  CHASE MANHATTAN BANK DELAWARE,
                                         as Owner Trustee




                                By:
                                   -------------------------------------------
                                    Name:
                                    Title:

         Receipt of this original counterpart of this Agreement is hereby acknowledged on this ____ day of ___________ 1999.

                             U.S. BANK NATIONAL ASSOCIATION,
                             as Indenture Trustee




                              By:
                                   -------------------------------------------
                                     Name:
                                     Title: